     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 14, 2000
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               -----------------

                      Illinois Superconductor Corporation
             (Exact name of Registrant as specified in its charter)

               DELAWARE                                  36-3909505
    (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                   Identification No.)

                451 Kingston Court, Mt. Prospect, Illinois 60056
          (Address of principal executive offices, including zip code)

Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan
                            (Full title of the plan)

                             Dr. George C. Calhoun
                            Chief Executive Officer
                      Illinois Superconductor Corporation
                               451 Kingston Court
                          Mt. Prospect, Illinois 60056
                                 (847) 391-9400
(Name, address and telephone number, including area code, of agent for service)

                                With Copies to:
                              Andrew L. Weil, Esq.
                         Sonnenschein Nath & Rosenthal
                                8000 Sears Tower
                            Chicago, Illinois 60606
                                 (312) 876-8000

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
                                                                       PROPOSED             PROPOSED
                                                                       MAXIMUM               MAXIMUM            AMOUNT OF
           TITLE OF SECURITIES                 AMOUNT TO BE         OFFERING PRICE          AGGREGATE          REGISTRATION
            TO BE REGISTERED                  REGISTERED(1)          PER SHARE(2)        OFFERING PRICE            FEE
-------------------------------------------------------------------------------------------------------------------------------
     Common Stock, $0.001 par value,            1,456,468              $4.9215            $7,168,007.26          $1,892.35
including preferred stock purchase rights
-------------------------------------------------------------------------------------------------------------------------------

(1) Includes an indeterminate number of shares of Illinois Superconductor Corporation Common Stock that may be issuable by reason of stock splits, stock dividends or similar transactions.

(2) The amount is based on the average of the bid and asked price of Illinois Superconductor Common Stock as of June 7, 2000 and is used solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933.

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     This Registration Statement on Form S-8 registers additional securities of the same class as other securities for which registration statements on Form S-8 relating to the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan and the Illinois Superconductor Corporation Initial Stock Option Plan are effective. Accordingly, pursuant to General Instruction E of Form S-8, the registration statement on Form S-8 (File No. 33-88716) filed January 24, 1995, and the registration statement on Form S-8 (File No. 333-06003) filed June 14, 1996, are hereby incorporated by reference.


                                    PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by Illinois Superconductor Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration Statement:

         (a) The Registrant's Registration Statements on Form S-8 filed on January 24, 1995 and June 14, 1996 for the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan and the Illinois Superconductor Corporation Initial Stock Option Plan;

         (b) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999;

         (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;

         (d) The Registrant's Current Reports on Form 8-K filed on May 15, 2000 and May 19, 2000;

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that the securities offered hereby have been sold or which deregisters the securities covered hereby then remaining unsold shall also be deemed to be incorporated by reference into this Registration Statement and to be a part hereof commencing on the respective dates on which such documents are filed.

ITEM 8.  EXHIBITS

         Exhibits are listed in the Index to Exhibits, which list is incorporated herein by reference.






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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mt. Prospect, State of Illinois, on the 13th day of June, 2000.

                               ILLINOIS SUPERCONDUCTOR CORPORATION

                               By:  /s/ GEORGE CALHOUN
                                   ------------------------------------
                                   George C. Calhoun
                                   Chief Executive Officer

                               By:  /s/ CYNTHIA QUIGLEY
                                   ------------------------------------
                                   Cynthia Quigley
                                   Principal Financial and Accounting Officer

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated below on the 13th day of June, 2000.

             SIGNATURE                              TITLE

        /s/ GEORGE CALHOUN          Chief Executive Officer and Director
---------------------------------   (Principal Executive Officer and Director)
         George Calhoun

     /s/ CYNTHIA QUIGLEY            Chief Financial Officer
---------------------------------   (Principal Financial and Accounting Officer)
        Cynthia Quigley

      /s/ MARK D. BRODSKY           Director
---------------------------------
        Mark D. Brodsky

      /s/ HOWARD HOFFMANN           Director
---------------------------------
        Howard Hoffmann

       /s/ SAMUEL PERLMAN           Director
---------------------------------
         Samuel Perlman

                                    Director
---------------------------------
        Thomas L. Powers





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                               INDEX TO EXHIBITS

ITEM 8.  EXHIBITS

   Exhibit
    Number                              Description
    ------                              -----------
     4.1 Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File Number 33-67756 (the "IPO Registration Statement").
     4.2 Certificate of Amendment of Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 to the IPO Registration Statement.
     4.3 Certificate of Amendment of Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form S-3/A, File Number 333-77337.
     4.4        By-laws of the Registrant, incorporated by reference to Exhibit
                3.2 to the IPO Registration Statement.
     4.5 Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan, as amended, incorporated by reference to Exhibit A to the Registrant's Definitive Proxy Statement filed on April 30, 1999.
     4.6 Form of Illinois Superconductor Corporation Initial Stock Option Plan, incorporated by reference to Exhibit 4.5 to the Registrant's Registration Statement on Form S-8, File Number 33-88716, filed on January 24, 1995.
     5.1        Opinion of Sonnenschein Nath & Rosenthal
     23.1 Consent of Sonnenschein Nath & Rosenthal (included in opinion filed as Exhibit 5.1)
     23.2       Consent of Ernst & Young LLP, Independent Auditors






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